UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 1, 2008
Date of Report (Date of earliest event reported)
The Taiwan Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	811-04893	042942862
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

c/o State Street Bank and Trust Company, 2 Avenue de	02206-5049
Lafayette, 2nd Floor, PO Box 5049, Boston, MA	(Zip Code)
(Address of Principal Executive Offices)
(800) 639-9242
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Pursuant to Regulation FD Rules 100-103, The Taiwan Fund, Inc. (the “Fund”) furnishes the June 2008 Monthly Review of the Fund’s performance by the Fund’s investment adviser. The attached monthly insight report was revised to correct a typographical error in the section entitled “Market Review”.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
99	June 2008 Monthly Review of the Fund’s performance by the Fund’s investment adviser

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 31, 2008

By:	/s/ Adelina Louie
	Name:	Adelina Louie
	Title:	Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99	June 2008 Monthly Review of the Fund’s performance by the Fund’s investment adviser

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